                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.     )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GREATER BAY BANCORP
               (Name of Registrant as Specified In Its Charter)

 ....................................N/A.........................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6b(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     ...........................................................................
(2)  Aggregate number of securities to which transaction applies:
     ...........................................................................
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ...........................................................................
(4)  Proposed maximum aggregate value of transaction:
     ...........................................................................
(5)  Total fee paid:
     ...........................................................................
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: ___________

(2)  Form, Schedule or Registration Statement No.: ______________

(3)  Filing Party: ______________________________________________

(4)  Date Filed: _______________________

                              GREATER BAY BANCORP

                               ----------------

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                                     AND
                                PROXY STATEMENT

                               ----------------

                         DATE:   Tuesday, May 25, 1999
                         TIME:   6:30 p.m.
                         PLACE:  Hotel Sofitel
                                 223 Twin Dolphin Drive
                                 Redwood City, California 94065

                               [GBB LETTERHEAD]



April 12, 1999



Dear Shareholder:

     It is my pleasure to invite you to Greater Bay Bancorp's 1999 Annual Meeting of Shareholders.

     We will hold the meeting on Tuesday, May 25, 1999, at 6:30 p.m., at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California 94065. In addition to the formal items of business, I will review the major developments of 1998, answer your questions and discuss our future prospects.

     This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Greater Bay Bancorp.

     Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the meeting.


                              Sincerely,

                              /s/ David L. Kalkbrenner
                              David L. Kalkbrenner
                              President and Chief Executive Officer

                              GREATER BAY BANCORP
                               _________________

                 NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                               _________________

                    DATE:     TUESDAY, MAY 25, 1999
                    TIME:     6:30 P.M.
                    PLACE:    HOTEL SOFITEL
                              223 TWIN DOLPHIN DRIVE
                              REDWOOD CITY, CALIFORNIA  94065

Dear Shareholders:

     At our 1999 Annual Meeting, we will ask you to:

     .    Elect four directors to each serve for a term of three years;

     . Ratify the selection of PricewaterhouseCoopers L.L.P. as our independent accountants for 1999; and

     . Transact any other business that may properly be presented at the Annual Meeting.

     If you were a shareholder of record at the close of business on April 1, 1999, you may vote at the Annual Meeting.

     Article IV, Section 2 of our Bylaws provides for the nomination of directors in the following manner:

     "Nomination for election of directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail (if permitted by law), no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder:

     (a)  the name and address of each proposed nominee;

     (b)  the principal occupation of each proposed nominee;

     (c) the number of shares of capital stock of the corporation owned by each proposed nominee;

     (d)  the name and residence address of the notifying shareholder; and

     (e) the number of shares of capital stock of the corporation owned by the notifying shareholder.

     Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected."


     IT IS IMPORTANT THAT ALL SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY
THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                  By Order of the Board of Directors

                                  /s/ Linda M. Iannone
                                  Linda M. Iannone
                                  Corporate Secretary

Palo Alto, California
Dated: April 12, 1999

                               TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING...................................................   1
     WHY DID YOU SEND ME THIS PROXY STATEMENT?....................................................   1
     WHO IS ENTITLED TO VOTE?.....................................................................   1
     WHAT CONSTITUTES A QUORUM?...................................................................   1
     HOW MANY VOTES DO I HAVE?....................................................................   1
     HOW DO I VOTE BY PROXY?......................................................................   1
     MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY?................................................   2
     HOW DO I VOTE IN PERSON?.....................................................................   2
     WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?..............................................   2
     PROPOSAL 1:..................................................................................   2
     PROPOSAL 2:..................................................................................   2
     WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?..............................................   2
     HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?...............................................   3

INFORMATION ABOUT GREATER BAY STOCK OWNERSHIP.....................................................   3
     DOES ANYONE OWN 5% OR MORE OF GREATER BAY'S COMMON STOCK?....................................   3
     HOW MUCH OF GREATER BAY'S COMMON STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?.........   4

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS................................................   6
     THE BOARD OF DIRECTORS.......................................................................   6
     THE COMMITTEES OF THE BOARD..................................................................   6
     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..................................   6
     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE BY DIRECTORS AND EXECUTIVE OFFICERS..   7
     HOW WE COMPENSATE DIRECTORS..................................................................   7
     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...............................................   7
     EXECUTIVE OFFICERS...........................................................................   8
     HOW WE COMPENSATE EXECUTIVE OFFICERS.........................................................  10
     EMPLOYMENT CONTRACTS, CHANGE IN CONTROL ARRANGEMENTS AND TERMINATION OF EMPLOYMENT...........  13
     EXECUTIVE COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION.......................................  16
     THE REPORT...................................................................................  16
     PERFORMANCE GRAPH............................................................................  18

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD..................................................  19
     PROPOSAL 1:  ELECT FOUR DIRECTORS............................................................  19
     PROPOSAL 2:  RATIFY SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999.....................  21

OTHER BUSINESS....................................................................................  22

INFORMATION ABOUT SHAREHOLDER PROPOSALS...........................................................  22

                    PROXY STATEMENT FOR GREATER BAY BANCORP
                      1999 ANNUAL MEETING OF SHAREHOLDERS

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

     We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 1999 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     Along with this Proxy Statement, we are also sending you the Greater Bay Bancorp ("Greater Bay") 1998 Summary Annual Report and Annual Report on Form 10-K for the year ended December 31, 1998, which includes our financial statements.

WHO IS ENTITLED TO VOTE?

     We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on April 12, 1999 to all shareholders entitled to vote. Shareholders who owned Greater Bay Common Stock at the close of business on April 1, 1999 are entitled to vote. On this record date, there were 9,733,209 shares of Greater Bay Common Stock outstanding. Greater Bay Common Stock is our only class of outstanding stock.

WHAT CONSTITUTES A QUORUM?

     A majority of our shareholders entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

HOW MANY VOTES DO I HAVE?

     Each share of Greater Bay Common Stock that you owned at the close of business on April 1, 1999 entitles you to one vote. The proxy card indicates the number of votes that you have.

HOW DO I VOTE BY PROXY?

     Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

     .    "FOR" the election of all four nominees for director

     .    "FOR" ratification of the selection of independent accountants for
          1999

     If any other matter is presented, your proxy will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

     If you hold your shares of Greater Bay Common Stock in "street name" (that is, through a broker or other nominee) and you fail to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares "FOR" the election of the nominees for director set forth herein, and "FOR" ratification of the appointment of PricewaterhouseCoopers L.L.P. as our independent public accountants for the year ending December 31, 1999.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY?

     Yes. If you fill out and return the enclosed proxy card, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may change your vote in any one of three ways:

     . You may send to Greater Bay's Corporate Secretary another completed proxy card with a later date.

     . You may notify Greater Bay's Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.

     .    You may attend the Annual Meeting and vote in person.

HOW DO I VOTE IN PERSON?

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 1, 1999, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1:
Elect Four Directors                          The four nominees for director who receive the most votes will be elected.  So, if you do not vote for a particular nominee, or you indicate "WITHHOLD AUTHORITY" to vote for a particular nominee on your proxy card, your vote will not count either "for" or
                                              "against" the nominee.  Our Articles of Incorporation do not permit cumulative voting.
PROPOSAL 2:
Ratify Selection of Independent Public        The affirmative vote of a majority of the votes cast at the
Accountants                                   Annual Meeting on this proposal is required to ratify the
                                              selection of independent public accountants.  So, if you
                                              "ABSTAIN" from voting, it has no effect on the outcome of this proposal.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

     We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. We have hired Kissel-Blake, a division of Shareholder Communications Corporation, to seek the proxies of custodians, such as brokers, who hold shares which belong to other people. This service will cost Greater Bay approximately $2,500.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

     A COPY OF GREATER BAY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 IS INCLUDED WITH THIS PROXY STATEMENT. IF YOU DID NOT RECEIVE ONE, WE WILL SEND YOU ONE WITHOUT CHARGE. PLEASE WRITE TO:

                    GREATER BAY BANCORP
                    2860 WEST BAYSHORE ROAD
                    PALO ALTO, CALIFORNIA  94303
                    ATTENTION:  SHAWN E. SAUNDERS, CONTROLLER


                 INFORMATION ABOUT GREATER BAY STOCK OWNERSHIP

DOES ANYONE OWN 5% OR MORE OF GREATER BAY'S COMMON STOCK?

     Yes. The following table shows, as of April 1, 1999, an individual who beneficially owns 5% or more of Greater Bay's Common Stock. As of April 1, 1999, Greater Bay did not know of any other individual or company which beneficially owned 5% or more of Greater Bay's Common Stock. The Securities and Exchange Commission has defined "beneficial ownership" to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power to vote, sell or otherwise dispose of the share. Beneficial ownership also includes that number of shares that a person has the right to acquire within 60 days. Two or more persons might count as beneficial owners of the same share.

                                                                             SHARES BENEFICIALLY OWNED
                                                                       -------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                                       NUMBER OF           PERCENTAGE
                                                                             SHARES                OF
                                                                                                 CLASS
--------------------------------------------------------------------   --------------------   --------------
Leo K.W. Lum, PRB Revocable Trust...................................        964,748               9.91%
344 Pine Street
San Francisco, California 94104

HOW MUCH OF GREATER BAY'S COMMON STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

     The following table shows, as of April 1, 1999, beneficial ownership of Greater Bay Common Stock by each of Greater Bay's directors, nominees for director and executive officers, and for directors and executive officers as a group. Unless otherwise indicated in the table below, no director or executive officer of Greater Bay shares beneficial ownership of the same Greater Bay Common Stock with anyone else.

                                                                              SHARES BENEFICIALLY OWNED(2)
                                                                             ------------------------------
                NAME AND ADDRESS OF BENEFICIAL OWNER(1)                       NUMBER OF       PERCENTAGE
                                                                                SHARES            OF
                                                                                                CLASS(3)
    -------------------------------------------------------------------      ------------   ---------------
     Susan K. Black (4)..........................................                  21,654               .22
     George R. Corey.............................................                  82,248               .85
     John W. Gatto(5)............................................                  37,778               .39
     David R. Hood(6)............................................                  51,263               .53
     James E. Jackson(7).........................................                  96,628               .99
     Gregg A. Johnson(8).........................................                   2,000               .02
     David L. Kalkbrenner(9).....................................                 122,667              1.25
     Rex D. Lindsay(10)..........................................                  77,860               .80
     Leo K.W. Lum (11)...........................................                 964,748              9.91
     George M. Marcus(12)........................................                  75,582               .78
     Duncan L. Matteson(13)......................................                  99,734              1.02
     Glen McLaughlin(14).........................................                  53,746               .56
     Rebecca Q. Morgan...........................................                   2,000               .02
     Dick J. Randall(15).........................................                 217,188              2.25
     Donald H. Seiler(16)........................................                  98,116              1.01
     Steven C. Smith(17).........................................                  83,134               .86
     Warren R. Thoits(18)........................................                  64,568               .66
     All directors and executive officers as a group (17 persons)(19)           2,150,914             22.08

__________________

(1) The address for each of the beneficial owners is care of Greater Bay Bancorp, 2860 West Bayshore Road, Palo Alto, California 94303.

(2) Includes shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(3) Shares of Greater Bay Common Stock issuable upon exercise of stock options exercisable within 60 days of April 1, 1999 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

(4) Includes 12,754 shares held jointly by Ms. Black and her spouse and 8,900 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(5) Includes 33,378 shares held directly by Mr. Gatto and 4,400 shares issuable upon the exercise of options exercisable within 60 days of April 1, 1999.

(6) Includes 11,052 shares held in an IRA for Mr. Hood, 16,701 shares held jointly by Mr. Hood and his spouse, 1,744 shares in a 401(k) plan for Mr. Hood and 21,766 shares issuable upon the exercise of options exercisable within 60 days of April 1, 1999.

(7) Includes 79,520 shares held jointly by Mr. Jackson and his spouse, 2,982 shares held in an IRA for the benefit of Mr. Jackson's spouse and 14,126 shares held in an IRA for Mr. Jackson.

(8) Includes 2,000 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(9) Includes 39,738 shares held directly by Mr. Kalkbrenner, 19,994 shares held in an IRA for Mr. Kalkbrenner, 3,935 shares in a 401(k) plan for Mr. Kalkbrenner and 59,000 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(10) Includes 63,506 shares held by the Rex D. and Leanor L. Lindsay Family Trust and 14,354 shares issuable upon the exercise of options exercisable within 60 days of April 1, 1999.

(11) Represents shares owned by the Leo K.W. Lum PRB Revocable Trust of which Mr. Lum is the sole trustee and beneficiary.

(12) Includes 61,448 shares held directly by Mr. Marcus and 14,134 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(13) Includes 65,178 shares held jointly with Mr. Matteson's spouse as trustees of the Matteson Family Trust, 22,000 shares held by the Matteson Realty Services, Inc. Defined Benefit Employees' Retirement Trust and 12,556 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(14) Includes 37,228 shares held by the McLaughlin Family Foundation and 16,518 shares issuable upon the exercise of options exercisable within 60 days of April 1, 1999.

(15) Includes 370 shares held directly by Mr. Randall, 209,982 shares held by the Dick J. and Carolyn L. Randall Trust and 6,836 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(15) Includes 95,738 shares held jointly with Mr. Seiler's spouse as trustees of the Seiler Family Trust and 2,378 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(17) Includes 5,467 shares held in a 401(k) Plan for Mr. Smith, 12,873 shares held jointly by Mr. Smith and his spouse, 7,532 shares held in an IRA for Mr. Smith, 740 shares held in an IRA for his spouse and 56,522 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(18) Includes 27,642 shares held by Mr. Thoits as trustee of the Warren R. Thoits Trust dated December 30, 1983, 11,678 shares held by Thoits Brothers, Inc., 13,992 shares for which Mr. Thoits is the record holding trustee, 4,500 shares held by Mr. Thoits and his spouse as Trustees of the WRT-VBT 1998 Trust dated September 1, 1988 and 6,756 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

(19) Includes 226,120 shares issuable upon the exercise of stock options exercisable within 60 days of April 1, 1999.

              INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

     The Board of Directors oversees our business and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Co-Chairmen, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), by reading reports and other materials that we send them and by participating in Board and committee meetings.

     Greater Bay's Bylaws currently permit the number of Board members to range from 9 to 17, leaving the Board authority to fix the exact number of directors within that range. The Board has fixed the exact number of directors at 14.

     The Board met 13 times during 1998. Each incumbent director attended at least 75% of the total number of Board meetings plus meetings of the standing committees on which that particular director served.

THE COMMITTEES OF THE BOARD

     The Board may delegate portions of its responsibilities to committees of its members. These "standing committees" of the Board meet at regular intervals to attend to their particular areas of responsibility. Our Board has five standing committees: an Audit Committee, an Executive Committee, a Loan Committee, a Trust Oversight Committee and an Investment/Asset-Liability Management Committee ("Investment/ALCO Committee").

     The Audit Committee directs our external auditors to insure that they satisfy the legal and technical requirements necessary for the protection of our shareholders, employees and directors and oversees the internal audit function. The Audit Committee annually recommends a firm of public accountants to serve as external auditors to the Board. It also makes certain that the external auditors have the independence necessary to freely examine all of Greater Bay's books and records. The Audit Committee held six meetings during 1998. Mr. Seiler chairs the Audit Committee and Messrs. McLaughlin, Randall and Thoits are also members.

     Our Executive Committee also acts as our Executive Compensation Committee and Nominating Committee. In performing its duties as the Executive Compensation Committee, the Executive Committee determines the salary and bonus structure of Greater Bay's executive officers and supervises compensation for our other officers.

     In performing its duties as the Nominating Committee, the Executive Committee selects management nominees to stand for election as directors. It also considers nominations made to the Board by shareholders, provided such nominations comply with Greater Bay's Bylaws. The Executive Committee held 12 meetings during 1998. Mr. Matteson chairs the Executive Committee and Messrs. Gatto, Kalkbrenner, Lindsay and Seiler also are members.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Executive Committee (which also acts as an Executive Compensation Committee) serves or has served as an officer or employee of Greater Bay or its subsidiaries, except for Mr. Kalkbrenner, who serves as the President and Chief Executive Officer of Greater Bay. In addition, Mr. Matteson has an interest in a building leased by Mid-Peninsula Bank ("MPB").
See "Certain Relationships and Related Transactions."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE BY DIRECTORS AND EXECUTIVE OFFICERS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers to file reports with the Securities and Exchange Commission and The Nasdaq Stock Market on changes in their beneficial ownership of Greater Bay Common Stock, and to provide Greater Bay with copies of the reports.

     Based solely on our review of these reports or of certifications to us that no report was required to be filed, we believe that all of our directors and executive officers, except Roger V. Smith, complied with all Section 16(a) filing requirements applicable to them during the 1998 fiscal year. Mr. Smith, a director of Greater Bay until January 13, 1999, failed to file on a timely basis one report on Form 4 required by Section 16(a) regarding one transaction. Mr. Smith filed the report on Form 4 on September 20, 1998.

HOW WE COMPENSATE DIRECTORS

     Greater Bay has a policy of compensating directors for their service on the Board and for their attendance at committee meetings. In 1998, Duncan Matteson, as the Co-Chairman of the Board, received an annual retainer of $5,500 and John Gatto, as Co-Chairman of the Board, received an annual retainer of $5,000. All other non-officer directors received annual retainers of $3,200. Mr. Kalkbrenner's compensation is discussed below in the section entitled "How We Compensate Executive Officers." The total compensation for the Greater Bay Board of Directors in 1998 was $209,000.

    In 1998, committee members received annual retainers as follows: (i) Audit Committee, $2,000; (ii) Executive Committee, $6,000; (iii) Loan Committee, $6,000; (iv) Trust Oversight Committee, $3,000; and (v) Investment/ALCO Committee, $2,000. Members of the Boards of Directors of Greater Bay's subsidiary banks received fees in 1998 as follows: (i) Cupertino National Bank ("CNB") and MPB, $1,800; (ii) Peninsula Bank of Commerce ("PBC"), $26,700; and
(iii) Golden Gate Bank ("Golden Gate"), $15,000. Beginning in January 1999, PBC directors will receive annual retainers of $1,800. Beginning in June 1999, Golden Gate directors will receive annual retainers of $1,800.

     In addition, directors are eligible to participate in Greater Bay's 1996 Stock Option Plan and the Greater Bay 1997 Elective Deferred Compensation Plan. All stock options granted to non-officer directors vest in equal annual installments over five-year periods beginning on the date of grant, subject to continued service on the Board of Directors. Directors are also entitled to the protection of certain indemnification provisions in Greater Bay's Articles of Incorporation and Bylaws

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Greater Bay, through its subsidiaries, has had and expects in the future to have banking transactions in the ordinary course of business with our directors and officers or associates of our directors and officers. We may also have banking transactions with corporations of which our directors or officers may own a controlling interest, or also serve as directors or officers. Such transactions have taken place and will take place on substantially the same terms, including interest and collateral, as those prevailing for comparable transactions with others. We believe that such transactions involving loans did not present more than normal risk of noncollectibility or present other unfavorable features. The Federal Reserve Act, as amended, limits the loans to our executive officers by amount and purpose.

     MPB leases its offices at 420 Cowper Street, Palo Alto, California 94301 from MPB Associates, a tenant-in-common arrangement. Three directors of Greater Bay, Messrs. Matteson, Seiler and Thoits, and four other directors of MPB, together own an approximately 51% interest in MPB Associates. The acquisition of MPB's leased premises by MPB Associates did not result in a change in the terms of MPB's lease.

     The lease, which originally expired in May 1993, has been extended through January 2000. MPB pays an annual rental of $560,000 for the entire leased space. Additionally, MPB pays real property taxes, utilities, and building insurance, to the extent they exceed, on an annual basis, $1.40 per rentable square foot, $1.60 per rentable square foot, and $0.17 per rentable square foot, respectively. MPB received a rent adjustment on June 1, 1998, and will receive similar adjustments every following 12 months, based on the change in the immediately preceding year over 1992 in the Consumer Price Index for All Urban Consumers, San Francisco/Oakland Metropolitan Area, All-Items (1967 = 100) as published by the U.S. Department of Labor, Bureau of Labor Statistics. The lease also contains a provision granting MPB a right of first refusal to purchase the building during the term of the lease upon the same terms and conditions that the landlord is willing to accept from a third party.


EXECUTIVE OFFICERS

     Set forth below are the names and five-year biographies of Greater Bay's executive officers.

      NAME AND AGE                              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
--------------------------------   -----------------------------------------------------------------------------
David L. Kalkbrenner               President, Chief Executive Officer and a director of Greater Bay since 1994.
(59)                               Mr. Kalkbrenner also serves as a director of MPB, CNB, PBC and Golden Gate.
                                   He a was founder of MPB and was appointed President and Chief Executive
                                   Officer when the bank was chartered in 1987, positions he held through March
                                   1998.  He was employed by Crocker National Bank from 1963 to 1986 and held positions as First Vice President, Regional Manager and Regional Vice
                                   President.  He is currently a member of the Board of Directors of the College of Notre Dame.

Steven C. Smith                    Executive Vice President, Chief Operating Officer and Chief Financial
(47)                               Officer of Greater Bay since November 1996.  Mr. Smith is a certified public accountant who joined Cupertino National Bancorp and CNB in December 1993 as
                                   Senior Vice President and Chief Financial Officer, and in 1995 was named
                                   Executive Vice President and Chief Operating Officer of Cupertino National
                                   Bancorp and CNB.

David R. Hood                      Executive Vice President and Chief Lending Officer of Greater Bay since
(54)                               November 1996.  Since November 1998, he has served as President Chief Operating
                                   Officer and a director of CNB.  From April 1995 until November 1998, he served as Executive Vice President and Chief Lending Officer of CNB. From April 1985
                                   to March 1995, he held the positions of Executive Vice President, Senior
                                   Loan Officer, and President of University Bank & Trust.

Susan K. Black                     Executive Vice President of Greater Bay since November 1998.  She has also
(49)                               served as President and Chief Executive Officer of MPB since April 1998.
                                   Ms. Black joined MPB in October 1987 as Vice President and Director of
                                   Marketing.  In 1993, she became Senior Vice President and in 1996 Executive
                                   Vice President of MPB.  Ms. Black was one of the organizers of Lenders for
                                   Community Development and served two terms as Chairman of the Board.  She currently serves as a director of that organization.

      NAME AND AGE                              PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
--------------------------------   -----------------------------------------------------------------------------
Gregg A. Johnson                   Executive Vice President, Business and Technology Services of Greater Bay
(49)                               since April 1998.  From April 1997 to December 1997, Mr. Johnson was Vice
                                   President of Development and Customer Service at Computer Sciences
                                   Corporation.  From April 1996 to April 1997, Mr. Johnson was Vice President
                                   of Information Systems at First Plus Financial.  Before joining First Plus,
                                   Mr. Johnson was employed as Senior Vice President and Chief Information
                                   Officer at San Francisco Federal Bank, a federal savings bank, from February
                                   1995 to February 1996.  Mr. Johnson also served as Senior Vice President and
                                   Chief Information Officer at Fidelity Federal from December 1990 to February
                                   1995.

HOW WE COMPENSATE EXECUTIVE OFFICERS

     The following table summarizes information about compensation paid to or earned by our Chief Executive Officer, David L. Kalkbrenner. It also summarizes the compensation paid to or earned by our four other most highly compensated officers who earned salary and bonus compensation in excess of $100,000 during 1998. In all cases, the officers concerned earned all the compensation shown for their services, in all their capacities, to Greater Bay, its predecessors, or its subsidiaries during the years 1998, 1997 and 1996.

                          SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                    ANNUAL COMPENSATION                      COMPENSATION
                                               -------------------------------------         ------------
                                                                                              SECURITIES
                                                                            OTHER ANNUAL      UNDERLYING       ALL OTHER
                                                      SALARY      BONUS     COMPENSATION     OPTIONS/SARS    COMPENSATION
NAME AND PRINCIPAL POSITION                    YEAR   (1) ($)    (2) ($)       (3) ($)          (4) (#)        (5) ($)
---------------------------                    ----  ---------  ---------  -------------     ------------    ------------
David L. Kalkbrenner........................   1998  $298,164   $275,000       $8,400              31,500        $74,111
 President and CEO                             1997   261,028    225,000        8,400              30,000         96,138
                                               1996   182,083    124,000        8,400              40,000         71,054

Steven C. Smith ............................   1998   201,069    150,000        6,000              23,700         33,935
   Executive Vice President, COO               1997   164,386    130,268        6,000              22,500         39,060
   and CFO                                     1996   139,020     70,860        6,000              18,262         28,501

David R. Hood...............................   1998   177,017    125,000        6,000              15,800         49,696
Executive Vice President and Chief             1997   150,823    110,000        6,000              15,000         45,471
Lending Officer                                1996   124,120     62,490        6,000              14,262         31,354

Susan K. Black..............................   1998   156,598    110,000        6,000              15,800         43,915
 Executive Vice President                      1997   129,240     90,000        6,000              10,000         42,193
                                               1996   107,030     65,000        6,000              12,000         13,230

Gregg A. Johnson (6)........................   1998   102,935     62,800        4,500              17,100         38,339
   Executive Vice President, Business and      1997        --         --           --                  --             --
    Technology Services                        1996        --         --           --                  --             --


_______________

(1) Annual salary includes cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under Greater Bay's 401(k) Plan.

(2) Amounts indicated as bonus payments were earned for performance during 1998, 1997, and 1996 but paid in the first quarters of 1999, 1998, and 1997, respectively. Also included in amounts indicated as bonus payments are any amounts deferred at the election of those officers under Greater Bay's Deferred Compensation Plan.

(3) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 1998, 1997 or 1996. Amounts shown are for automobile allowances.

(4) Under the Greater Bay Bancorp 1996 Stock Option Plan, options and restricted stock may be granted to directors and key, full-time salaried officers and employees of Greater Bay or its subsidiaries. Options granted under the 1996 Stock Option Plan are either incentive options or non-statutory options. Options granted under the 1996 Stock Option Plan become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options and restricted stock granted under the 1996 Stock Option Plan are adjusted to protect against dilution in the event of certain changes in Greater Bay's capitalization, including stock splits and stock dividends. All options granted to executive officers were incentive stock options and have an exercise price equal to the fair market value of Greater Bay's Common Stock on the date of grant.

(5) Amounts shown for Mr. Kalkbrenner include (a) for 1998, $6,185 in 401(k) plan matching contributions, $64,488 accrued under Greater Bay's Supplemental Executive Retirement Plan (the "SERP"), $2,088 in long term disability insurance premiums and $1,350 in group term life insurance premiums; (b) for 1997, $6,063 in 401(k) plan matching contributions, $82,237 accrued under the SERP, $6,544 in long term disability insurance premiums and $1,294 in group term life insurance premiums; and (c) for 1996, $7,125 in 401(k) plan matching contributions, $50,529 accrued under his former Executive Salary Continuation Agreement, $11,000 in long term disability insurance premiums and $2,400 in director fees.

     Amounts shown for Mr. Smith include (a) for 1998, $6,250 in 401(k) plan matching contributions, $25,764 accrued under the SERP, $522 in group term life insurance premiums and $1,399 in long term disability insurance premiums; (b) for 1997, $6,063 in 401(k) plan matching contributions, $31,775 under the SERP; $700 in long term disability insurance premiums and $522 in group term life insurance premiums; and (c) for 1996, $4,750 in 401(k) plan matching contributions and $23,751 to fund retirement benefits in 1996.

     Amounts shown for Mr. Hood include (a) for 1998, $6,250 in 401(k) plan matching contributions, $41,304 accrued under the SERP, $864 in group term life insurance premiums and $1,278 in long term disability insurance premiums; (b) for 1997, $6,063 in 401(k) plan matching contributions, $37,905 accrued under the SERP, $639 in long term disability insurance premiums and $864 in group term life insurance premiums; and (c) for 1996, $4,750 in 401(k) plan matching contributions and $26,604 to fund his retirement benefits.

     Amounts shown for Ms. Black include (a) for 1998, $6,250 in 401(k) plan matching contributions and $36,000 accrued under the SERP, $1,143 in long term disability insurance premiums and $522 in group term life insurance premiums; (b) for 1997, $6,063 in 401(k) plan matching contributions, $35,000 accrued under the SERP, $651 in long term disability insurance premiums and $479 in group term life insurance premiums; and (c) for 1996, $4,750 in 401(k) plan matching contributions, $7,946 accrued under the SERP, $254 in long term disability insurance premiums and $280 in group term life insurance premiums.

     Amounts shown for Mr. Johnson include, for 1998, $1,969 in 401(k) plan matching contributions, $36,000 accrued under the SERP and $370 in group term life insurance premiums.

     Amounts accrued under the SERP represent the estimated present value of future benefits to be paid, which is accrued over the vesting period of the participants. Depending on the SERP agreement, Greater Bay and the participants are beneficiaries of life insurance policies that have been purchased as a method of financing these benefits. Accordingly, the expense associated with the accrual is generally offset by a corresponding increase in the cash surrender value of these policies.

(6) Amounts shown for Mr. Johnson, who joined Greater Bay in April 1998, are amounts earned from the period April 6, 1998 through December 31, 1998.

     Option Grants in 1998

     The following table sets forth information concerning stock options granted during the year ended December 31, 1998 to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                   INDIVIDUAL GRANTS IN FISCAL 1998
                                             ------------------------------------------------------------------------------------
                                                                                                             POTENTIAL REALIZABLE
                                                                                                               VALUE AT ASSUMED
                                                  NUMBER OF                                                 ANNUAL RATES OF STOCK
                                                  SECURITIES    % OF TOTAL                                  PRICE APPRECIATION FOR
                                                  UNDERLYING   OPTIONS/SARS   EXERCISE                          OPTION TERM(1)
                                                 OPTIONS/SARS   GRANTED TO     TREES      EXPIRATION         --------------------
        NAME                                      GRANTED(2)    EMPLOYEES      ($/SH)        DATE         @5%($)        @10%($)
------------------------                     ------------------------------------------------------------------------------------
David L. Kalkbrenner.......................         31,500       6.87%          33.500     12/15/08    $  663,641   $  1,681,797
Steven C. Smith............................         23,700       5.17%          33.500     12/15/08       499,311      1,265,352
David R. Hood..............................         15,800       3.45%          33.500     12/15/08       332,874        843,568
Susan K. Black.............................         15,800       3.45%          33.500     12/15/08       332,874        843,568
Gregg A. Johnson...........................          7,100       1.55%          33.500     12/15/08       149,583        379,072
                ...........................         10,000       2.18%          29.375     04/07/08       184,738        468,162

_______________

(1) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved. One share of stock purchased in 1998 at $33.50 would yield profits of $21.07 per share at 5% appreciation over ten years, or $53.39 per share at 10% appreciation over the same period. One share of stock purchased in 1998 at $29.375 would yield profits of $18.47 per share at 5% appreciation over ten years, or $46.82 per share at 10% appreciation over the same period.

(2) Generally, options granted under the 1996 Stock Option Plan vest at the rate of 20% of the options granted for each full year of the optionee's continuous employment with Greater Bay and are exercisable to the extent vested. See also "Employment Contracts, Change in Control Arrangements and Termination of Employment."

(3) All options listed were granted at the estimated fair market value on the date of grant.

     Aggregated Option Exercises and Option Values

     The following table sets forth the specified information concerning exercises of options to purchase Greater Bay Common Stock in the fiscal year ended December 31, 1998 and unexercised options held as of December 31, 1998 by the persons named in the Summary Compensation Table.

                    AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR-END OPTION VALUES

                                                                         NUMBER OF SECURITIES         VALUE OF UNEXERCISED IN-
                                           SHARES                       UNDERLYING UNEXERCISED          THE-MONEY OPTIONS AT
                                         ACQUIRED ON     VALUE           OPTIONS AT 12/31/98 (#)          12/31/98  ($)(1)
NAME                                    EXERCISE (#)    REALIZED ($)    EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------------
David L. Kalkbrenner...............       8,918          $172,920         48,624        85,000        $1,165,620    $963,438
Steven C. Smith....................           0                 0         56,522        50,700         1,487,374     378,300
David R. Hood......................       6,000           132,360         29,166        34,400           746,705     265,925
Susan K. Black.....................       2,214            42,663         11,224        32,900           253,763     304,863
Gregg A. Johnson...................           0                 0              0        17,100                 0      45,525

_______________

(1) Based on the closing price of Greater Bay Common Stock on December 31, 1998, the last trading day in 1998, which was $33.75.

EMPLOYMENT CONTRACTS, CHANGE IN CONTROL ARRANGEMENTS AND TERMINATION OF
EMPLOYMENT

     Employment Contracts

     Effective January 1, 1999, Greater Bay entered into a five-year employment agreement with its President and Chief Executive Officer, David L. Kalkbrenner. The agreement, provides for, among other things (a) a base salary of $360,000 per year, which the Board may adjust annually at its discretion; (b) a discretionary annual bonus based upon Greater Bay's pre-tax net profits; (c) in the event that Mr. Kalkbrenner becomes disabled so that he cannot perform his duties, payment to him of his base salary for one year, reduced by any amounts received by him from state disability insurance, worker's compensation, or similar insurance provided by Greater Bay; (d) five weeks annual vacation; (e) a $500,000 life insurance policy; (f) an automobile allowance; (g) supplemental retirement benefits (see "Supplemental Executive Retirement Plan" below); and
(h) reimbursement for ordinary and necessary expenses incurred by Mr. Kalkbrenner in connection with his employment. Greater Bay may terminate the agreement with or without cause.

     Upon Mr. Kalkbrenner's involuntary termination of employment for any reason, Mr. Kalkbrenner will be entitled to receive severance benefits equal to 36 months of salary at the rate in effect immediately preceding the termination and the amount of any bonus due him. In the event of a termination of his employment following a change in control of Greater Bay, Mr. Kalkbrenner will be entitled to receive severance pay equal to 2.99 times his average annual compensation for the five years immediately preceding the change in control. If any portions of this amount constitute "excess parachute payments" under the Internal Revenue Code of 1986, Greater Bay will increase the amount payable to Mr. Kalkbrenner to account for any excise tax that may be imposed on him.

     The benefits provided to Mr. Kalkbrenner under the agreement supersede any benefits to which he may otherwise be entitled under Greater Bay's Termination and Layoff Plan for Key Executives and Change in Control Plan for Key Executives (as described below) to the extent they exceed the benefits otherwise payable under these plans.

     Change in Control Plans

     Effective January 1, 1998, the Greater Bay Board of Directors adopted the Greater Bay Bancorp Change in Control Pay Plan and the Greater Bay Bancorp Change in Control Pay Plan for Key Executives (collectively, the "Change in Control Plans") to provide eligible employees of Greater Bay and its subsidiaries and certain key executives of Greater Bay, respectively, with severance benefits upon their termination of employment on account of a change in control. The Change in Control Plans provide that a change in control occurs when Greater Bay is sold or otherwise transferred in ownership to new ownership.

     The Change in Control Plans generally provide each participant with a base benefit based on the participant's pay, full years of service with Greater Bay or a subsidiary, and his or her title or position at Greater Bay or the subsidiary as of the date he or she terminates employment, and an added benefit based on the participant's pay and his or her full years of service as of the date of his termination of employment. "Pay" for purposes of the Change in Control Plans means the total annual compensation paid to an employee, including base wages and average bonus paid to the employee in the three most recent years.

     Under the Change in Control Plan for Key Executives, Mr. Kalkbrenner would be entitled to receive a base benefit equal to 25 months of pay and an added benefit of 2 weeks of pay for each full year of service for a maximum severance of up to 3 years of pay; Mr. Smith would be entitled to receive a base benefit equal to 20 months of pay and an added benefit of 2 weeks of pay for each full year of service, for a maximum severance of up to 2 1/2 years of pay; and Mr. Hood, Ms. Black and Mr. Johnson would each be entitled to receive a base benefit equal to 18 months of pay and an added benefit of 2 weeks of pay for each full year of service, for a maximum severance benefit of up to 2 years of pay.

     Termination and Layoff Plans

     The Greater Bay Board has also adopted the Greater Bay Bancorp Termination and Layoff Pay Plan and the Greater Bay Bancorp Termination and Layoff Pay Plan for Key Executives (collectively, the "Termination Plans"), effective January 1, 1998, to provide severance benefits to eligible employees of Greater Bay or its subsidiaries and certain key executives of Greater Bay, respectively, upon the termination of their employment because of circumstances which the Termination Plans define.

     The Termination Plans also provide each participant with a severance benefit based on the participant's pay, full years of service with Greater Bay or a subsidiary, and his or her title or position in Greater Bay or the subsidiary as of the date of his or her involuntary termination of employment or layoff. "Pay" for purposes of the Termination Plans means the total annual compensation paid to an employee, including base wages and average bonus paid to the employee in the three most recent years.

     Under the Termination and Layoff Plan for Key Executives, Mr. Kalkbrenner would be entitled to receive a severance benefit equal to 25 months of pay; Mr. Smith would be entitled to receive a severance benefit equal to 20 months of pay; and Mr. Hood, Ms. Black and Mr. Johnson would each be entitled to receive a severance benefit equal to 18 months of pay.

     Greater Bay's Stock Option Plan

     The Greater Bay Board of Directors adopted the Greater Bay Bancorp 1996 Stock Option Plan in 1996, as amended in 1998 (the "Option Plan"). The Option Plan allows Greater Bay to offer selected employees, directors and consultants an opportunity to purchase Greater Bay Common Stock or to receive grants of restricted stock. Through this plan, the Board hopes to motivate such individuals by giving them an ownership interest in Greater Bay's success.

     Options granted under the Option Plan contain a provision that takes effect upon a "change in control" of Greater Bay. Prior to the happening of any such change in control, all options granted under the Option Plan will become immediately exercisable.

     Supplemental Executive Retirement Plan

     In December 1997, the Greater Bay Board of Directors approved the implementation of the Greater Bay Bancorp Supplemental Executive Retirement Plan ("SERP"), which provides supplemental retirement benefits to a select group of management or highly compensated employees of Greater Bay and its subsidiaries who have titles of senior vice president or above. Greater Bay's management designates those employees who are eligible to participate in the SERP. The SERP replaces all prior agreements to provide supplemental retirement benefits between employees and Greater Bay or its subsidiaries.

     Benefits under the SERP include income generally payable commencing upon a designated retirement date for the life of the participant and a death benefit for the participant's designated beneficiaries. The income benefits consist of accruals to a benefit account during the participant's employment and a benefit determined after termination of employment. The benefit account accruals are determined annually based upon annual earnings (or loss) and certain investment opportunity costs related to life insurance contracts.

     SERP benefits for the persons named in the Summary Compensation Table vest at a rate of approximately 20% after 5 years of service and 20% each year thereafter. Vesting accelerates to 100% upon a change in control of Greater Bay to the extent any portion of such benefits remains unvested at such time. Upon a termination of employment for "cause", the participant forfeits all benefits. The participant is entitled to all vested benefits in the case of a termination without "cause"; however, if a participant voluntarily resigns prior to becoming 100% vested, his or her benefits are reduced by amounts ranging from a total forfeiture to approximately 40% of benefits.

     As of December 31, 1998, Mr. Kalkbrenner was credited with 11 years of services under the SERP; Mr. Smith was credited with 9 years of service under the SERP; Mr. Hood was credited with 8 years of service under the SERP; Ms. Black was credited with 8 years of service under the SERP; and Mr. Johnson was credited with 1 year of service under the SERP

     At normal retirement age of 62, Mr. Kalkbrenner will be entitled to receive a projected benefit under the SERP that is equal to 43.62% of his 1998 total compensation; Mr. Smith will be entitled to receive a projected benefit of 60.00% of his 1998 total compensation; Mr. Hood will be entitled to receive a projected benefit of 45.36% of his 1998 total compensation; Ms. Black will be entitled to receive a projected benefit of 63.96% of her 1998 total compensation; and Mr. Johnson will be entitled to receive a projected benefit of 70.40% of his 1998 annualized total compensation.

             EXECUTIVE COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION


     Set forth below is a report of our Executive Committee addressing the compensation policies for 1998 applicable to our executive officers.

     The Report of the Executive Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Greater Bay specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

THE REPORT

     The Executive Committee of the Board of Directors acts as our Executive Compensation Committee. The Executive Committee establishes our overall compensation and employee benefits and approves specific compensation levels for executive officers. It is a goal of the Executive Committee to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers. Currently, the members of the Executive Committee are John M. Gatto, Duncan L. Matteson, David L. Kalkbrenner, Rex D. Lindsay and Donald H. Seiler. Each member of the Executive Committee is a non-employee director, except for Mr. Kalkbrenner.

     Greater Bay's executive compensation policies and specific executive compensation programs are adopted and administered in accordance with the principal goal of maximizing return on shareholders' equity. The Executive Committee believes that this performance goal, and the long-term interests of our shareholders generally, are best achieved by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Executive Committee believes that our executive officer compensation policies are consistent with this policy.

     In addition, the Executive Committee believes that while our compensation programs should reflect the philosophy that executive compensation levels be linked to Greater Bay's performance, such compensation programs should also be competitive and consistent with those provided to others holding positions of similar responsibility in the banking and financial services industry. Our compensation plans are designed to assist Greater Bay in attracting and retaining qualified employees critical to Greater Bay's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and maximize shareholder value.

     Annual compensation levels for executive officers and compensation levels to be implemented from time to time in written employment agreements with executive officers are determined by the Executive Committee based primarily on its review and analysis of the following factors: (i) the responsibilities of the position, (ii) the performance of the individual and his or her general experience and qualifications, (iii) the overall financial performance (including return on equity, levels of general and administrative expense and budget variances) of Greater Bay for the previous year and the contributions to such performance measures by the individual or his or her department, (iv) the officers' total compensation during the previous year, (v) compensation levels paid by comparable companies in similar industries, (vi) the officer's length of service with Greater Bay, and (vii) the officer's effectiveness in dealing with external and internal audiences. The Executive Committee believes that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries.

     The base salary of our Chief Executive Officer was determined primarily on the terms of his employment agreement dated March 3, 1992, which was entered into prior to the merger of Mid-Peninsula Bancorp and Cupertino National Bancorp (see "Employment Contracts, Change in Control Arrangements and Termination of Employment" for a discussion of Mr. Kalkbrenner's new employment agreement).
The agreement provided for a base salary, subject to annual adjustments by the Board of Directors, and for a discretionary annual bonus based upon the pre-tax net profits of Greater Bay. In addition, the Chief Executive

Officer's compensation for 1998 was based in part on his progress in achieving certain additional criteria. These criteria included completing the acquisition of Golden Gate and Pacific Business Funding Corporation, results in meeting Greater Bay's strategic business plan, total return to shareholders and leadership abilities. Based on the foregoing, and a review of compensation paid to chief executive officers in Greater Bay's peer group (institutions with assets of $1-5 billion), in 1998 Mr. Kalkbrenner received a base salary of $298,164 and a bonus of $275,000. Mr. Kalkbrenner did not participate in the Executive Committee's deliberations concerning his compensation.

     While the Executive Committee establishes salary and bonus levels based on the above described criteria, the Executive Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our shareholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options granted by Greater Bay pursuant to the 1996 Stock Option Plan help achieve this objective, and provide additional compensation to the officers to the extent that the price of the Common Stock increases over fair market value on the date of grant. Stock options have been granted to each of the executive officers and to other officers or key employees of Greater Bay. Through the 1996 Stock Option Plan, there will be an additional direct relationship between Greater Bay's performance and benefits to plan participants.

     In addition, through Greater Bay's Employee Stock Purchase Plan, eligible employees of Greater Bay and its subsidiaries who are scheduled to work at least 20 hours a week may acquire an interest in our growth and productivity. Under this plan, participants may purchase shares of Greater Bay Common Stock through payroll deductions. The purchase price per share generally equals 85% of the lesser of the fair market value of a share on the first or last day of the offering period. Offering periods are for three months, commencing the first day of each calendar quarter.

     Certain key employees participate in Greater Bay's Supplemental Executive Retirement Plan. This plan provides supplemental retirement benefits to a select group of management or highly compensated employees who have titles of senior vice president or higher. Upon vesting, participants in the plan receive lifetime retirement income benefits and death benefits.

     Eligible employees are also able to participate in Greater Bay's 401(k) Plan. The 401(k) Plan permits participants to make 401(k) contributions on a pretax basis. All employees of Greater Bay and its subsidiaries who are at least age 21 are eligible to participate in the 401(k) Plan on the first day of the month following their date of hire. Participants can contribute up to 15% of their pretax compensation to the 401(k) Plan annually, subject to certain legal limitations. The 401(k) Plan also provides that Greater Bay and its subsidiaries will make a matching contribution on behalf of each eligible participant equal to 62.5% of the 401(k) contributions made by such participants, up to 8% of their individual compensation.

     Finally, our Board of Directors adopted the Greater Bay Bancorp 1997 Elective Deferred Compensation Plan at its December 1997 meeting (the "Deferred Compensation Plan"). The Deferred Compensation Plan is an unfunded Plan that provides deferred compensation benefits to directors and a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of Greater Bay and its subsidiaries.

     Through these various compensation programs, the Executive Committee believes that Greater Bay furthers its objectives of attracting, retaining and motivating the best qualified executive officers and employees, and ultimately will serve to increase Greater Bay's profitability and maximize shareholder value.

                              EXECUTIVE COMMITTEE
Dated:  April 1, 1999
                              Duncan L. Matteson, Chairman
                              John M. Gatto
                              David L. Kalkbrenner
                              Rex D. Lindsay
                              Donald H. Seiler

PERFORMANCE GRAPH

     The following graph compares, for the period December 31, 1993 through December 31, 1998, the yearly percentage change in Greater Bay's cumulative total return on its common stock with the cumulative total return of (i) the NASDAQ - Total US (formerly called the "NASDAQ Total Return Index"), an index consisting of Nasdaq-listed U.S.-based companies; and (ii) the SNL $1B-$5B Bank Asset-Size Index, an index composed of a survey of banks and bank holding companies having between $1 billion and $5 billion in total assets.

     The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Greater Bay specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

--------------------------------------------------------------------------------
                              GREATER BAY BANCORP
--------------------------------------------------------------------------------
                              [GRAPH APPEARS HERE]


                                                               PERIOD ENDING
                                     -----------------------------------------------------------------
INDEX                                12/31/93   12/31/94   12/31/95   12/31/96    12/31/97    12/31/98
------------------------------------------------------------------------------------------------------
Greater Bay Bancorp                   100.00     187.71     254.90     378.95      759.07     1,080.59
NASDAQ - Total US                     100.00      97.75     138.26     170.01      208.58       293.21
SNL $1B-$5B Bank Asset-Size Index     100.00     105.28     141.58     183.54      306.09       305.38

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1:  ELECT FOUR DIRECTORS

     The Board has nominated four persons for election as Class II Directors at the Annual Meeting. If you elect them, they will hold office until the election of their successors at the Annual Meeting in 2002, or until they resign.

     We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates. The Board has no reason to believe that its nominees would prove unable to serve if elected.

     The following table sets forth the names and five-year biographies of the four persons nominated by the Board to serve as Class II Directors. The table also sets forth the names and five-year biographies of our Class I Directors whose terms expire in 2001 and Class III Directors whose terms expire in 2000.

       NAME AND AGE               PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-------------------------------------------------------------------------------
CLASS II NOMINEES
-----------------
George R. Corey               Director of Greater Bay since December 1997.
(65)                          Mr.Corey served as Chairman of the Board of PBC,
                              from September 1981 until December 1997 and
                              continues to serve as a board member of PBC. Mr.
                              Corey is an attorney and partner with the law firm
                              of Corey, Luznich, Manos &Pliska of Millbrae,
                              California, Mr.Corey is also a former mayor of San
                              Bruno, California.


John M. Gatto                 Co-Chairman of Greater Bay since November 1996. He
(61)                          was a director of Cupertino since 1984 and a
                              director of MPB since 1996. Mr. Gatto has been the
                              sole proprietor of Maria Enterprises, a
                              development consulting company, since December
                              1993. From 1984 to 1993, Mr. Gatto was an
                              architect for Cypress Properties, a real estate
                              development company.

Dick J. Randall               Director of Greater Bay since November 1996. He
(67)                          served as a director of Cupertino since 1984. Mr.
                              Randall has been a private investor and rancher
                              since 1993. From 1962 until his retirement in
                              1993, Mr. Randall served as president of The
                              William Lyon Co., a real estate development and
                              construction company. Mr. Randall was one of the
                              founding directors of the New Children's Shelter
                              in San Jose, California.

Donald H. Seiler              Director of Greater Bay since 1994 and of MPB from
(70)                          1987 to 1998. He is the Accountants, in Redwood
                              City and San Francisco. He has been a certified
                              public accountant in San Francisco and the
                              Peninsula area since 1952. He is presently a
                              director of Ross Stores, Inc. and the Peninsula
                              Community Foundation and serves on the audit
                              committee of Stanford Health Services.


       NAME AND AGE                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
CLASS I DIRECTORS
-----------------
James E. Jackson                 Director of Greater Bay since November 1996. He
(64)                             served as a director of Cupertino since 1984.
                                 Mr. Jackson has been an attorney-at-law with
                                 the law firm of Jackson & Abdalah, a
                                 Professional Corporation, since 1963.

Leo K.W. Lum                     Director of Greater Bay since May 1998. Mr. Lum
(57)                             has served as Chairman of the acquisition of
                                 Golden Gate, Mr. Lum was the sole shareholder
                                 of Pacific Rim Bancorporation, the former
                                 holding company of Golden Gate. Mr. Lum has
                                 been a private international investor and
                                 consultant since 1988. Previously, Mr. Lum
                                 served as President and Chief Executive Officer
                                 of Global Union Bank, New Yor k.


George M. Marcus                 Director of Greater Bay since 1998. He has
(57)                             served as a director of MPB since 1987. Mr.
                                 Marcus is the founder of The Marcus & Millichap
                                 Company, the nation's fourth largest commercial
                                 real estate brokerage firm, and currently
                                 serves as a director of such firm. He also
                                 serves as director of Essex Property Trust, a
                                 real estate investment trust company. Mr.
                                 Marcus is an advisor to the University of
                                 California, Berkeley Center for Real Estate and
                                 Urban Economics, and serves on the Board of
                                 Trustees of the Fine Arts Museums of San
                                 Francisco.

Duncan L. Matteson (64)          Co-Chairman of the Board of Directors of
                                 Greater Bay since November 1996. He served as
                                 Chairman of the Board of Mid-Peninsula Bancorp
                                 from 1994 until November 1996 and has served as
                                 Chairman of the Board of MPB since 1987. Mr.
                                 Matteson has served as director of Golden Gate
                                 since May 1998. Mr. Matteson also serves as
                                 President of the Matteson Companies, a
                                 diversified group of real estate investment and
                                 property management corporations located in
                                 Redwood City. He has actively involved himself
                                 in the real estate investment and securities
                                 industries in the Palo Alto/Menlo Park Area
                                 since 1959. Mr. Matteson is a member of the
                                 Executive Committee of the Stanford Heart
                                 Council, and serves as a trustee of the Palo
                                 Alto Medical Foundation. As an appointee of the
                                 Governor, Mr. Matteson is Vice President of the
                                 Board of Directors of the Cow Palace.


Rebecca Q. Morgan                Director of Greater Bay since July 1998. In
                                 December 1998, Ms. Morgan retired as President
                                 and Chief Executive Officer of Joint Venture:
                                 Silicon Valley Network, a non-profit
                                 organization devoted to regional economic and
                                 community issues. Ms. Morgan served in that
                                 position since September 1993. Ms. Morgan also
                                 serves as a director of PG&E Corporation.



       NAME AND AGE                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
--------------------------------------------------------------------------------
CLASS III DIRECTORS
-------------------
David L. Kalkbrenner             President, Chief Executive Officer and a
(59)                             director of Greater Bay since 1994. Mr.
                                 Kalkbrenner also serves as a director of MPB,
                                 CNB, PBC and Golden Gate. He was a founder of
                                 MPB and was appointed President and Chief
                                 Executive Officer when the bank was chartered
                                 in 1987, positions he held through March 1998.
                                 He was employed by Crocker National Bank from
                                 1963 to 1986 and held positions as First Vice
                                 President, Regional Manager and Regional Vice
                                 President. He is currently a member of the
                                 Board of Directors of the College of Notre
                                 Dame.

Rex D. Lindsay                   Vice-Chairman of the Board of Directors of
(73)                             Greater Bay since November 1996. He served as a
                                 director of Cupertino National Bancorp from
                                 1984 until November 1996 and has served as a
                                 director of CNB since 1984. For approximately
                                 the past seven years, Mr. Lindsay has been a
                                 rancher and a private investor.

Glen McLaughlin                  Director of Greater Bay since November 1996. He
                                 served as a director of Cupertino National
                                 Bancorp from 1984 until November 1996 and has
                                 served as a director of CNB since 1984. Mr.
                                 McLaughlin has also served as the President and
                                 Chief Executive Officer of Venture Leasing
                                 Associates, an equipment leasing company, since
                                 December 1986.

Warren R. Thoits                 Director of Greater Bay since 1994 and of MPB
(76)                             since 1987. He is a partner with the Palo Alto
                                 law firm of Thoits, Love, Hershberger & McLean.
                                 He is a native of Palo Alto and a graduate of
                                 Stanford University and its School of Law. Mr.
                                 Thoits has been very active in community and
                                 charitable organizations, having served as
                                 President of the Palo Alto Chamber of Commerce,
                                 the Palo Alto Rotary Club and as Chairman of
                                 the Palo Alto Area Chapter of the American Red
                                 Cross.

   THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL FOUR CLASS II
                             NOMINEES FOR DIRECTOR.


PROPOSAL 2:  RATIFY SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999


     The Board of Directors has appointed PricewaterhouseCoopers L.L.P. ("PwC") as our independent public accountants for the year ending December 31, 1999, and shareholders are being asked to ratify the appointment. The appointment was recommended by the Audit Committee. PwC, our accountants for the year ended December 31, 1998, performed audit services for 1998 which included the examination of the consolidated financial statements and services related to filings with the Securities and Exchange Commission. All professional services rendered by PwC during 1998 were furnished at customary rates and terms. Representatives of PwC will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.


   THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999.

                                 OTHER BUSINESS


     We know of no other business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the enclosed proxy card to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the proxy.


                    INFORMATION ABOUT SHAREHOLDER PROPOSALS


     Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. If you wish to submit a proposal to be included in our 2000 proxy statement, we must receive it, in a form which complies with the applicable securities laws, on or before December 13, 1999. Please address your proposals to: Greater Bay Bancorp, 400 Emerson Street, Palo Alto, California 94301, Attention: Corporate Secretary.


     In addition, in the event a shareholder proposal is not submitted to Greater Bay prior to February 26, 2000, the proxy to be solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2000 Annual Meeting of Shareholders without any discussion of the proposal in the proxy statement for such meeting.


                              By Order of the Board of Directors,


                              /s/ Linda M. Iannone
                              Linda M. Iannone
                              Corporate Secretary

April 12, 1999

--------------------------------------------------------Please detach here----------------------------------------------------------

                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2
1. Election of directors:  01 George R. Corey       02 John M. Gatto          [_] Vote FOR         [_] Vote WITHHELD
                           03 Dick J. Randall       04 Donald H. Seiler           all nominees         from all nominees

                                                                                  --------------------------------------------
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,          --------------------------------------------
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)


2.  Ratification of Appointment of PricewaterhouseCoopers L.L.P.                   [_] For        [_] Against        [_] Abstain
    as independent public accountants for the year ending December 31,
    1999.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                        ---
Address Change? Mark Box [_]                  Date ________________________
Indicate changes below:
--------------------------------------------  -----------------------------
                                              -----------------------------
                                              Signature(s) in Box
                                              Please sign exactly as your
                                              name(s) appear on Proxy. If held
                                              in joint tenancy, all persons must
                                              sign. Trustees, administrators,
                                              etc., should include title and
                                              authority. Corporations should
                                              provide full name of corporation
                                              and title of authorized officer
                                              signing the proxy.
--------------------------------------------
                                              I (WE) WILL__ WILL NOT__ ATTEND
                                                                       THE
                                                                       MEETING
                                                                       IN PERSON

                                                                      [LOGO]





               [MAP]                         Annual Meeting of Shareholders
                                                 Tuesday, May 25, 1999
                                                         6:30 p.m.
                                                       Hotel Sofitel
                                                  223 Twin Dolphin Drive
                                                 Redwood City, California
                                                       (650) 598-9000








[LOGO]



2860 West Bayshore Road
Palo Alto, California  94303                                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 25, 1999.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on this proxy.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint David L. Kalkbrenner, Steven C. Smith, and Linda M. Iannone, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. The Board of Directors at present knows of no other business to be presented by or on behalf of Greater Bay Bancorp or the Board of Directors at the meeting.






                       See reverse for voting instructions